Prospectus Supplement

John Hancock Capital Series

John Hancock Investment Trust

John Hancock Investment Trust II

John Hancock Classic Value Fund

John Hancock Financial Industries Fund

John Hancock Fundamental Large Cap Core Fund (the funds)

Supplement dated October 6, 2022 to each current Prospectus, as may be supplemented (each, a Prospectus)

On September 9, 2022, at a special meeting, the shareholders of each fund approved the adoption of a “manager of managers” structure. Accordingly, the following supplements the section of each fund’s Prospectus entitled “Fund details — Who’s who — Investment advisor”:

The fund relies on an order from the Securities and Exchange Commission (SEC) permitting the advisor, subject to approval by the Board of Trustees, to appoint a subadvisor or change the terms of a subadvisory agreement without obtaining shareholder approval. The fund, therefore, is able to change subadvisors or the fees paid to a subadvisor, from time to time, without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the advisor to appoint a subadvisor that is an affiliate of the advisor or the fund (other than by reason of serving as a subadvisor to the fund), or to increase the subadvisory fee of an affiliated subadvisor, without the approval of the shareholders.

You should read this supplement in conjunction with each Prospectus and retain it for your future reference.

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